PRUDENTIAL INVESTMENT PORTFOLIOS 16
Prudential Income Builder Fund

Supplement dated June 19, 2015 to the
Statement of Additional Information dated December 26, 2014

This supplement sets forth changes to the Statement of Additional Information (“SAI”) dated December 26, 2014 of Prudential Income Builder Fund (the “Fund”), a series of Prudential Investment Portfolios 16 (“PIP 16”). The following should be read in conjunction with the SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

Jennison Associates LLC (“Jennison”) may make direct investments in master limited partnerships for the Fund. For any such investments, Jennison shall be paid the following subadvisory fee rate from Prudential Investments LLC on a monthly basis:

0.60% of average daily net assets to$300 million; and
0.50% of daily net assets over $300 million.*

*(Fee applies only to the assets attributable to the portion of the Fund that is directly managed by Jennison pursuant to a MLP strategy)

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